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                                                                   Exhibit 99.10

                                                                          Page 1

                      MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                               SERIES 1998-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:             $   2,662,186,134.57
Beginning of the Month Finance Charge Receivables:        $     123,715,555.73
Beginning of the Month Discounted Receivables:            $               0.00
Beginning of the Month Total Receivables:                 $   2,785,901,690.30


Removed Principal Receivables:                            $               0.00
Removed Finance Charge Receivables:                       $               0.00
Removed Total Receivables:                                $               0.00


Additional Principal Receivables:                         $     457,243,563.96
Additional Finance Charge Receivables:                    $      24,096,331.49
Additional Total Receivables:                             $     481,339,895.45


Discounted Receivables Generated this Period:             $               0.00


End of the Month Principal Receivables:                   $   3,082,917,047.88
End of the Month Finance Charge Receivables:              $     149,202,144.54
End of the Month Discounted Receivables:                  $               0.00
End of the Month Total Receivables:                       $   3,232,119,192.42


Special Funding Account Balance                           $               0.00
Aggregate Invested Amount (all Master Trust II Series)    $   2,300,000,000.00
End of the Month Transferor Amount                        $     782,917,047.88
End of the Month Transferor Percentage                                   25.40%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:
                                                               RECEIVABLES

       30-59 Days Delinquent                              $      63,797,998.85
       60-89 Days Delinquent                              $      45,398,618.64
       90+ Days Delinquent                                $      86,915,266.31

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                                                                          Page 2


       Total 30+ Days Delinquent                          $     196,111,883.80
       Delinquent Percentage                                              6.07%

Defaulted Accounts During the Month                       $      18,207,054.22
Annualized Default Percentage                                             8.21%

Principal Collections                                           346,386,216.49
Principal Payment Rate                                                   13.01%

Total Payment Rate                                                       13.98%


INVESTED AMOUNTS

       Class A Initial Invested Amount                    $     370,500,000.00
       Class B Initial Invested Amount                    $      57,000,000.00
       Class C Initial Invested Amount                    $      47,500,000.00

INITIAL INVESTED AMOUNT                                   $     475,000,000.00

       Class A Invested Amount                            $     468,000,000.00
       Class B Invested Amount                            $      72,000,000.00
       Class C Invested Amount                            $      60,000,000.00

INVESTED AMOUNT                                           $     600,000,000.00

       Class A Adjusted Invested Amount                   $     468,000,000.00
       Class B Adjusted Invested Amount                   $      72,000,000.00
       Class C Adjusted Invested Amount                   $      60,000,000.00

ADJUSTED INVESTED AMOUNT                                  $     600,000,000.00

PREFUNDED AMOUNT                                          $               0.00

FLOATING ALLOCATION PERCENTAGE                                           22.13%
PRINCIPAL ALLOCATION PERCENTAGE                                          22.13%

       Class A Principal Allocation Percentage                           78.00%
       Class B Principal Allocation Percentage                           12.00%
       Class C Principal Allocation Percentage                           10.00%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1998-A                                       76,378,865.53
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                                                                          Page 3


COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1998-A                                        9,504,512.54

MONTHLY SERVICING FEE                                     $         750,000.00

INVESTOR DEFAULT AMOUNT                                   $       4,029,730.90


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING ALLOCATION PERCENTAGE                                   78.00%

       Class A Finance Charge Collections                 $       7,998,519.80
       Other Amounts                                      $               0.00

TOTAL CLASS A AVAILABLE FUNDS                             $       7,998,519.80


       Class A Monthly Interest                           $       2,554,646.25
       Class A Servicing Fee                              $         585,000.00
       Class A Investor Default Amount                    $       3,143,190.10

TOTAL CLASS A EXCESS SPREAD                               $       1,715,683.45


CLASS A REQUIRED AMOUNT                                   $               0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING ALLOCATION PERCENTAGE                                   12.00%

       Class B Finance Charge Collections                 $       1,230,541.48
       Other Amounts                                      $               0.00

TOTAL CLASS B AVAILABLE FUNDS                             $       1,230,541.48

       Class B Monthly Interest                           $         407,522.50
       Class B Servicing Fee                              $          90,000.00

TOTAL CLASS B EXCESS SPREAD                               $         733,018.98
CLASS B INVESTOR DEFAULT AMOUNT                                     483,567.71
CLASS B REQUIRED AMOUNT                                             483,567.71
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                                                                          Page 4


CLASS C FLOATING ALLOCATION PERCENTAGE                                   10.00%

CLASS C MONTHLY SERVICING FEE                                        75,000.00

EXCESS SPREAD --


TOTAL EXCESS SPREAD                                          $    3,399,153.69


       Excess Spread Applied to Class A Required Amount      $            0.00

       Excess Spread Applied to Class A Investor
       Charge Offs                                           $            0.00

       Excess Spread Applied to Class B
       Required Amount                                       $      483,567.71

       Excess Spread Applied to Reductions of
       Class B Invested Amount                               $            0.00

       Excess Spread Applied to Class C Required Amount      $      771,575.17

       Excess Spread Applied to Reductions of
       Class C Invested Amount                               $            0.00

       Excess Spread Applied to Monthly Cash
       Collateral Fee                                        $      125,000.00

       Excess Spread Applied to Cash Collateral
       Account                                               $            0.00

       Excess Spread Applied to Spread Account               $    2,019,010.81

       Excess Spread Applied to Reserve Account              $            0.00

       Excess Spread Applied to other amounts owed to
       Cash Collateral Depositor                             $            0.00

       Excess Spread Applied to other amounts owed to
       Spread Account Residual Interest Holders              $            0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                      $            0.00

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                                                                          Page 5


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                            $            0.00


SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO               $            0.00
SERIES 1998-A

       Excess Finance Charge Collections Applied to
       Class A Required Amount                               $            0.00

       Excess Finance Charge Collections Applied to
       Class A Investor Charge Offs                          $            0.00

       Excess Finance Charge Collections Applied to
       Class B Required Amount                               $            0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class B Invested Amount                 $            0.00

       Excess Finance Charge Collections Applied to
       Class C Required Amount                               $            0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class C Invested Amount                 $            0.00

       Excess Finance Charge Collections Applied to
       Monthly Cash Collateral Fee                           $            0.00

       Excess Finance Charge Collections Applied to
       other amounts owed Cash Collateral Depositor          $            0.00

       Excess Finance Charge Collections Applied to
       other amounts owed to Spread Account Residual
       Interest Holders                                      $            0.00

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                                                                          Page 6


YIELD AND BASE RATE --

       Base Rate (Current Month)                                          8.89%
       Base Rate (Prior Month)                                            8.92%
       Base Rate (Two Months Ago)                                         8.79%

THREE MONTH AVERAGE BASE RATE                                             8.87%

       Portfolio Yield (Current Month)                                   12.45%
       Portfolio Yield (Prior Month)                                     12.69%
       Portfolio Yield (Two Months Ago)                                   9.65%

THREE MONTH AVERAGE PORTFOLIO YIELD                                      11.60%


PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                  $   76,378,865.53

INVESTOR DEFAULT AMOUNT                                      $    4,029,730.90

REALLOCATED PRINCIPAL COLLECTIONS

                        Allocable to Class C Interests       $            0.00

                        Allocable to Class B Certificates    $            0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER            $            0.00
SERIES

CLASS A SCHEDULED ACCUMULATION --

       Controlled Accumulation Amount                        $            0.00
       Deficit Controlled Accumulation Amount                $            0.00

CONTROLLED DEPOSIT AMOUNT                                    $            0.00

CLASS B SCHEDULED ACCUMULATION --

       Controlled Accumulation Amount                        $            0.00
       Deficit Controlled Accumulation Amount                $            0.00

CONTROLLED DEPOSIT AMOUNT                                    $            0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL          $   80,408,596.43
SHARING
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                                                                          Page 7


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                 $            0.00

CLASS B INVESTOR CHARGE OFFS                                 $            0.00

CLASS C INVESTOR CHARGE OFFS                                 $            0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                      $            0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                       $            0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                       $            0.00

CASH COLLATERAL ACCOUNT --


       Required Cash Collateral Amount                       $   18,000,000.00
       Available Cash Collateral Amount                      $   18,000,000.00



TOTAL DRAW AMOUNT                                            $            0.00
CASH COLLATERAL ACCOUNT SURPLUS                              $            0.00


                                         First USA Bank, National Association
                                         as Servicer

                                         By:   /s/ Tracie Klein
                                             -------------------------------
                                                   Tracie H. Klein
                                                   First Vice President